                                                                    EXHIBIT 10.1




                      1999 OMNIBUS STOCK AND INCENTIVE PLAN

                                       FOR

                                  PROBEX CORP.

                                TABLE OF CONTENTS

1.       Purpose..............................................................1

2.       Definitions..........................................................1
         (a)      "Affiliate".................................................1
         (b)      "Award".....................................................1
         (c)      "Available Shares"..........................................1
         (d)      "Board".....................................................1
         (e)      "Cause".....................................................1
         (f)      "Change in Control".........................................2
         (g)      "Change in Control Price"...................................3
         (h)      "Code"......................................................3
         (i)      "Committee".................................................3
         (j)      "Common Stock"..............................................3
         (k)      "Company"...................................................3
         (l)      "Consultant"................................................3
         (m)      "Date of Grant".............................................3
         (n)      "Director"..................................................3
         (o)      "Disability"................................................3
         (p)      "Effective Date"............................................3
         (q)      "Eligible Person"...........................................4
         (r)      "Fair Market Value".........................................4
         (s)      "Holder"....................................................4
         (t)      "Immediate Family"..........................................4
         (u)      "Incentive Stock Option"....................................4
         (v)      "Non-qualified Stock Option"................................4
         (w)      "Option"....................................................4
         (x)      "Optionee"..................................................4
         (y)      "Option Price"..............................................4
         (z)      "Option Proceeds"...........................................5
         (aa)     "Outside Director"..........................................5
         (bb)     "Parent"....................................................5
         (cc)     "Performance Award".........................................5
         (dd)     "Performance Period"........................................5
         (ee)     "Plan"......................................................5
         (ff)     "Plan Year".................................................5
         (gg)     "Potential Change In Control"...............................5
         (hh)     "Reacquired Shares".........................................5
         (ii)     "Restriction(s)"............................................5
         (jj)     "Restricted Period".........................................6
         (kk)     "Restricted Shares".........................................6
         (ll)     "Restricted Share Award"....................................6
         (mm)     "Restricted Share Distributions"............................6
         (nn)     "Share(s)"..................................................6

         (oo)     "Spread"....................................................6
         (pp)     "Subsidiary"................................................6
         (qq)     "1933 Act"..................................................6
         (rr)     "1934 Act"..................................................6

3.       Award of Available Shares............................................6

4.       Conditions for Grant of Awards.......................................7

5.       Grant of Options.....................................................8

6.       Option Price.........................................................9

7.       Exercise of Options..................................................9

8.       Exercisability of Options............................................9

9.       Termination of Option Period........................................10

10.      Incentive Stock Options for 10% Shareholder.........................10

11.      Non-qualified Stock Options.........................................10

12.      Restricted Share Awards.............................................11

13.      Performance Awards..................................................11

14.      Acceleration........................................................12

15.      Adjustment of Available Shares......................................13

16.      Transferability of Awards...........................................14

17.      Issuance of Shares..................................................14

18.      Administration of the Plan..........................................15

19.      Tax Withholding.....................................................16

20.      Interpretation......................................................17

21.      Amendment and Discontinuation of the Plan...........................17

22.      Section 83(b) Election..............................................18

23.      Effective Date and Termination Date.................................18

                      1999 OMNIBUS STOCK AND INCENTIVE PLAN
                                       FOR
                                  PROBEX CORP.


1. PURPOSE. The purpose of this Plan is to advance the interests of Probex Corp. and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, Directors and Consultants upon whose efforts and judgment its success is largely dependent.

2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         (a) "AFFILIATE" means any entity other than the Parent that is designated by the Board as a participating employer under the Plan, provided that the Parent directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         (b) "AWARD" shall mean either an Option, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award.

         (c) "AVAILABLE SHARES" shall mean, at each time of reference, the total number of Shares described in SECTION 3 with respect to which the Committee may grant an Award, all of which Available Shares shall be held in the Parent's treasury or shall be made available from authorized and unissued Shares.

         (d) "BOARD" shall mean the Board of Directors of the Parent.

         (e) "CAUSE" shall mean either (a) an Optionee's material failure or refusal to perform his duties if Optionee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies Optionee in writing of such failure or refusal to perform, or (b) that the Optionee is involuntarily terminated from employment based upon his commission of any of the following:

                  (i) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company;

                  (ii) intentional wrongful damage to property of the Company or any other willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation;

                  (iii) intentional wrongful disclosure of trade secrets or confidential information of the Company;

                  (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, including, but not limited to, a final, nonappealable conviction of an Optionee for commission of a felony involving moral turpitude; or

                  (v) intentional breach of fiduciary duty owed to the Company involving personal profit.

         For the purpose of this Agreement, no act, or failure to act, on the part of the Optionee shall be deemed "intentional" unless the Board of Directors finds, in its sole discretion, that the act or failure to act was done, or omitted to be done, by the Optionee in other than good faith and without reasonable belief that his action or omission was in the best interest of the Company. Any determination that an Optionee has been terminated For Cause shall be made by the Board of Directors in its sole and absolute discretion.

         (f) "CHANGE IN CONTROL" shall mean the first to occur of (i) a merger, consolidation, statutory share exchange or sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company that requires the consent or vote of the holders of the Parent's Common Stock, other than a consolidation, merger or share exchange of the Parent in which the holders of the Parent's Common Stock immediately prior to such transaction have the same proportionate ownership of common stock of the surviving corporation immediately after such transaction; (ii) the shareholders of the Parent approve any plan or proposal for the liquidation or dissolution of the Company; (iii) the cessation of control (by virtue of their not constituting a majority of Directors) of the Board of Directors of the Parent by the individuals (the "Continuing Directors") who (x) on the Effective Date were Directors or (y) become Directors after the date of this Agreement and whose election or nomination for election by the Parent's shareholders was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the Effective Date or whose election or nomination for election was previously so approved; (iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 21% or more of the voting power of the Parent's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 15% of the voting power of the Parent's outstanding voting securities on the Effective Date, or the acquisition of beneficial ownership of an additional 6% of the voting power of the Parent's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Parent's outstanding voting securities on the Effective Date; provided, however, that notwithstanding the foregoing, an acquisition shall not be described hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a wholly-owned subsidiary of the Parent or a corporation owned, directly or indirectly, by the shareholders of the Parent in the same proportions as their ownership of voting securities of the Parent or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

         (g) "CHANGE IN CONTROL PRICE" shall mean the highest price per share paid in any transaction reported on the NYSE or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control at any time during the 60 day period immediately preceding such occurrence, in each case as determined by the Committee.

         (h) "CODE" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

         (i) "COMMITTEE" shall mean the a Committee of the Board, not less than 2 in number, appointed by the Board, unless, and to the extent, the Board is required to, or expressly elects to, act as the Committee.

         (j) "COMMON STOCK" shall mean the common stock, no par value, of the Parent.

         (k) "COMPANY" shall mean the Parent, its Subsidiaries and Affiliates, except when it shall be appropriate to refer only to Probex Corp., then it shall be referred to as "Parent".

         (l) "CONSULTANT" shall mean any person or entity who or which is engaged by the Company to render services but is not carried on the books of the Company as an employee, and any director of the Employer whether compensated for such services or not; provided that, in the event the Company registers any security under Section 12 of the Securities Exchange Act of 1934, as amended, the term Consultant shall thereafter not include Directors who are not compensated for their services and are paid only a director's fee by the Employer.

         (m) "DATE OF GRANT" shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Award.

         (n) "DIRECTOR" shall mean a member of the Board.

         (o) "DISABILITY" shall mean a Holder's present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism;
(ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

         (p) "EFFECTIVE DATE" shall mean July 22, 1999.

         (q) "ELIGIBLE PERSON" shall mean employees of the Company who have completed six months (or more) of employment or who are expressly designated as eligible by the Committee, Consultants, and Directors, in each case limited to those persons so described who the Committee determines have the capacity to substantially contribute to the success of the Company.

         (r) "FAIR MARKET VALUE" shall mean, as of a particular date, the closing sale price of Shares, which shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Shares on such exchange as reported in any newspaper of general circulation, or (ii) if the Shares are quoted on NASDAQ, the closing high bid quotation for such day on such system. If neither clause (i) nor clause
(ii) is applicable, the fair market value shall be determined by the Committee by any fair and reasonable means.

         (s) "HOLDER" shall mean, at each time of reference, each person (including, but not limited to an Optionee) with respect to whom an Award is in effect, except that where it should be appropriate to distinguish between a Holder with respect to an Option and a Holder with respect to a different type of Award, reference shall be made to Optionee; and provided further that to the extent provided under, and subject to the conditions of, the Award, it shall refer to the person who succeeds to the rights of the Holder upon the death of the Holder.

         (t) "IMMEDIATE FAMILY" means any child, stepchild, grandchild, parent stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter- in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         (u) "INCENTIVE STOCK OPTION" shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

         (v) "NON-QUALIFIED STOCK OPTION" shall mean an Option that is not an Incentive Stock Option.

         (w) "OPTION" (when capitalized) shall mean any Incentive Stock Option and Non-qualified Stock Option granted under this Plan, except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-qualified Stock Option provisions.

         (x) "OPTIONEE" shall mean a person to whom an Option is granted (often referred to as a Holder).

         (y) "OPTION PRICE" shall mean the price per Share which is required to be paid by the Optionee in order to exercise his right to acquire the Share under the terms of the Option.

         (z) "OPTION PROCEEDS" shall mean the cash proceeds received by the Company from the exercise of Options reduced by any such amounts previously used to purchase Reacquired Shares.

         (aa) "OUTSIDE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

         (bb) "PARENT" means Probex Corp., a Colorado corporation.

         (cc) "PERFORMANCE AWARD" shall mean the award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in SECTION 13.

         (dd) "PERFORMANCE PERIOD" shall mean the period described in SECTION 13 with respect to which the performance objectives relate.

         (ee) "PLAN" shall mean this 1999 Omnibus Stock and Incentive Plan For Probex Corp.

         (ff) "PLAN YEAR" shall mean the Parent's fiscal year.

         (gg) "POTENTIAL CHANGE IN CONTROL" shall mean the first to occur of (i) approval by shareholders of an agreement by the Parent, the consummation of which would result in a Change in Control; or (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or any Company employee benefit plan) of securities of the Company representing 5% or more of the combined voting power of the Parent's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control has occurred for purposes of this Plan.

         (hh) "REACQUIRED SHARES" shall mean Shares, if any, which are (i) delivered to the Company in full or partial payment of the Option Price of an Option, (ii) reacquired by the Company on the open market with the Option Proceeds, or (iii) designated by the Board as being deemed to have been reacquired as Reacquired Shares from authorized but unissued or treasury Shares as of a specific future date and at the deemed reacquisition price on the deemed reacquisition date; provided, in each case described in (ii) or (iii), that such reacquisition is specifically approved and directed in writing by the Board, and that, in the case of (iii) the deemed reacquisition price shall be the Fair Market Value of the Shares on the deemed reacquisition date; and provided, finally, that the aggregate of such Reacquired Shares may not exceed seventy-five percent (75%) of the aggregate Shares (excluding Reacquired Shares) authorized in SECTION 3, as SECTION 3 is amended at the time of reference.

         (ii) "RESTRICTION(S)" shall mean the restrictions applicable to Available Shares subject to an Award which prohibit the "transfer" of such Available Shares, and which constitute "a substantial risk of forfeiture" of such Available Shares, as those terms are defined under Section 83(a)(1) of the Code.

         (jj) "RESTRICTED PERIOD" shall mean the period during which Restricted Shares shall be subject to Restrictions.

         (kk) "RESTRICTED SHARES" shall mean the Available Shares granted to an Eligible Person which are subject to Restrictions.

         (ll) "RESTRICTED SHARE AWARD" shall mean the award of Restricted
Shares.

         (mm) "RESTRICTED SHARE DISTRIBUTIONS" shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

         (nn) "SHARE(S)" shall mean a share or shares of Common Stock.

         (oo) "SPREAD" shall mean the difference between the Option Price of the Share(s), and the Fair Market Value of such Share(s), on the date of reference.

         (pp) "SUBSIDIARY" shall mean any corporation (other than the Parent) in any unbroken chain of corporations beginning with the Parent if, at the time of the granting of the Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

         (qq) "1933 ACT" shall mean the Securities Act of 1933, as amended.

         (rr) "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

3.       AWARD OF AVAILABLE SHARES.

         (a) As of the Effective Date, 2,750,000 Shares shall automatically, and without further action, become Available Shares, and as of March 30, 2000, on additional 3,000,000 Shares shall automatically, and without further action, become Available Shares. Thereafter, the number of Available Shares shall be increased automatically by the number of Reacquired Shares. To the extent any Award shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares.

         (b) Notwithstanding the forgoing, Incentive Stock Options may not be issued in whole or in part with respect to Reacquired Shares; provided, further, that where an Award other than an Incentive Stock Option is granted at a time when Reacquired Shares are available for grant under the Plan (i.e. are not subject to a previous grant), for purposes of this SECTION 3(b) the Award shall be deemed granted with respect to Reacquired Shares, and to the extent an Award granted with respect to Reacquired Shares shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares and continue to be considered Reacquired Shares for purposes of this SECTION 3(b). Further, notwithstanding any provision hereof to the contrary, no person whose compensation is subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive Awards during any Plan Year with respect to more than 1,100,000 shares. The Administrator shall maintain records sufficient to carry out the purposes of this SECTION 3(b).

4.       CONDITIONS FOR GRANT OF AWARDS.

         (a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee; provided further, and without limitation, that nothing herein shall be deemed to prohibit the Committee from granting an Award contingent on the Eligible Person receiving the Award surrendering an existing Award.

         (b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

         (c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to either Employees, Consultants or Outside Directors.

         (d) The Plan shall not confer upon any Holder any right with respect to continuation of employment by, or consulting relationship with, the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment, consulting relationship or Directorship at any time, nor shall the reference to "Company" confer an employment relationship on a Consultant.

         (e) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits related to their service to the Company. Neither the Plan nor any Award granted under the Plan shall confer upon any person any right to continuance of employment by the Company; and provided, further, that nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

         (f) The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Award.

         (g) Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Available Shares may provide for the issuance of such Available Shares for consideration consisting of such consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

5.       GRANT OF OPTIONS.

         (a) The Committee may grant to Optionees from time to time Options alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash Awards made outside of the Plan, to purchase some or all of the Available Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-qualified Stock Option, shall be evidenced by a written agreement that shall contain such provisions as shall be selected by the Committee, which may incorporate the terms of this Plan by reference, and which clearly shall state whether it is (in whole or in part) an Incentive Stock Option or a Non-qualified Stock Option.

         (b) The aggregate Fair Market Value (determined as of the Date of Grant) of the Available Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

         (c) A Non-qualified Stock Option shall not be transferable by the Holder without the prior written consent of the Committee other than (i) transfers by the Holder to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or
(ii) transfers by will or by the laws of descent and distribution. An Incentive Stock Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution. All Options shall be exercisable, during the Holder's lifetime, only by the Holder.

         (d) In the case of a Non-qualified Stock Option or a Holder who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Shares acquired pursuant to the exercise of an Incentive Stock Option, the Committee may provide that, at such time as the Company files an income tax return on which it shows taxable income, or upon the later exercise of the Non-qualified Stock Option or disqualifying disposition of an Incentive Stock Option, the Optionee will be paid a cash bonus in an amount equal to some or all of the federal and state, if any, income tax incurred (or deemed incurred) by the Holder (i) as a result of such exercise or disqualifying disposition, and
(ii) as a result of the payment of such cash bonus; and provided, further, that the amount of such cash bonus may be expressed in the case of an Non-Qualified Stock Option as a percentage of the Spread on the date of exercise, and may be expressed in the case of a disqualifying disposition as a percentage of the ordinary income reportable as a result of such disqualifying disposition; provided, further, that in each case the Committee shall determine the percentage in its sole discretion and separately with respect to each Optionee and each Option.

         (e) If the Option agreement so provides at Date of Grant or (except in the case of an Incentive Stock Option) is amended after Date of Grant and prior to exercise to so provide (with the Holder's consent), the Committee may require that all or part of the Shares to be issued with respect to the Spread take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the transferability and forfeiture restrictions involved.

         (f) Without limitation, the Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine in its sole discretion. Unless specifically provided to the contrary in the Option agreement, any such performance conditioned Option shall vest twelve (12) months prior to its expiration if the conditions to exercise have not theretofore been satisfied.

6.       OPTION PRICE.

         (a) The Option Price shall be any price determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share (as reasonably determined in the sole discretion of the Committee) on the Date of Grant.

         (b) Unless further limited by the Committee in any Option, the Option Price shall be paid solely in cash, by certified or cashier's check, by wire transfer, by money order, with Shares (but only to the extent expressly permitted under the terms of the Option), or by a combination of the above; provided, however, that the Committee, in its discretion, may accept a personal check in full or partial payment. Without limitation, in the Committee's sole discretion (but only to the extent expressly permitted under the terms of the Option), the Option Price of an Option can be paid in full or in part by the surrender of Vested Shares subject to the Option or to any other Award hereunder. If the Option Price is permitted to be, and is, paid in whole or in part with Shares, the value of the Share(s) surrendered shall be their Fair Market Value on the date they are delivered to the Company.

7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Committee has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price of the Available Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Parent for any Available Shares acquired as a result of exercising an Incentive Stock Option and a Non-qualified Stock Option.

8.       EXERCISABILITY OF OPTIONS.

         (a) Each Option shall become exercisable in whole or in part and cumulatively, and shall expire, according to the terms of the Option to the extent not inconsistent with the express provisions of this Plan; provided, further and without limitation, that each Option may have a different maximum period of exercisability prior to its expiration date.

         (b) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised or a restriction will lapse.

9.       TERMINATION OF OPTION PERIOD.

         (a) As provided in SECTION 5, and without limitation, each Option shall be evidenced by an agreement that may contain any provisions selected by the Committee; provided, however, that in each case, unless terminated earlier under the express terms of the Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void on the earlier of (i) the date that Optionee ceases to be employed by the Company, if such cessation is for Cause, (ii) the anniversary of the date of the Optionee's cessation of employment by reason of Optionee's death, (iii) the three month anniversary of the date of Optionee's cessation of employment by reason of Optionee's Disability, (iv) the tenth (10th) anniversary of the Date of Grant; and (v) solely in the case of an Incentive Stock Option, three months after the date that Optionee ceases to be employed by the Company regardless of the reason therefor, other than a cessation by reason of death, in which case the date of termination may be extended under the terms of the Incentive Stock Option agreement.

         (b) Notwithstanding any provision of SECTION 15(a) to the contrary, if provided in an Option, the Committee may, by giving written notice ("CANCELLATION NOTICE"), cancel, effective upon the date of the consummation of any of the transactions described in SUBSECTION 15(a), all or any portion of such Option which remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such corporate transaction.

10. INCENTIVE STOCK OPTIONS FOR 10% SHAREHOLDER. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (as defined in Section 425 of the Code) at the Date of Grant, unless the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value on the Date of Grant of the Available Shares subject to such Incentive Stock Option, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

11. NON-QUALIFIED STOCK OPTIONS. Non-qualified Stock Options may be granted hereunder and shall contain such terms and provisions as shall be determined by the Committee, except that each such Non-qualified Stock Option (i) must be clearly designated as a Non-qualified Stock Option; (ii) may be granted for Available Shares which become exercisable in excess of the limits contained in SUBSECTION 5(b); and (iii) shall not be subject to SECTION 10 hereof. If both Incentive Stock Options and Non-qualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

12.      RESTRICTED SHARE AWARDS.

         (a) Each Restricted Share Award shall be evidenced by an agreement that may contain any provisions selected by the Committee, and not expressly in conflict with a provision of the Plan. Except as otherwise provided in the express terms and conditions of each Restricted Share Award, the Eligible Person receiving the Restricted Share Award shall have all of the rights of a shareholder with respect to such Restricted Shares including, but not limited to, voting rights and the right to receive any dividends paid, subject only to the retention provisions of the Restricted Share Distributions.

         (b) The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee; provided, however, that a complete lapse of Restrictions always shall occur on or before the 9th anniversary of the Date of Grant.

         (c) The Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

         (d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder's name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of the applicable agreement granting such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the applicable agreement granting such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a Holder of unrestricted Shares except that the Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company's creditors, until the conclusion of the applicable Restricted Period; and provided, finally, that any material breach of any terms of the agreement granting the Restricted Share Award, as reasonably determined by the Committee will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

13.      PERFORMANCE AWARDS.

         (a) The Committee may grant Performance Awards, which may in the sole discretion of the Committee represent a Share or be related to the increase in value of a Share, or be contingent on the Company's achievement of the specified performance measures during the Performance Period, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Restricted Share Awards or Options valued by reference to earnings per Share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with, other Awards and cash awards made outside of the Plan. The Committee shall establish the performance measures for each Performance Period, and such performance measures, and the duration of any Performance Period, may differ with respect to each Eligible Person who receives a Performance Award, or with respect to separate Performance Awards issued to the same Eligible Person. The performance measures, the medium of payment, the Performance Period(s) and any other conditions to the Company's obligation to pay such Performance Award in full or in part, shall be set forth in the written agreement evidencing each Performance Award.

         (b) Unless otherwise expressly provided in the agreement evidencing the Performance Award, the Holder of the Performance Award must remain employed by the Company until the end of the Performance Period in order to be entitled to any payment under such Performance Award; provided, however, that the Committee expressly may provide in the agreement granting such Performance Award that such Holder may become entitled to a specified portion of the amount earned under such Performance Award based on one or more specified period(s) of time between the Date of Grant of such Performance Award and such Holder's termination of employment by the Company prior to the end of the Performance Period.

14.      ACCELERATION.

         (a) In the event the Holder's termination of employment with the Company is by reason of the Holder's death, all Awards granted to the Holder shall become fully exercisable, nonforfeitable, or the Restricted Period shall terminate as the case may be (hereafter, in this SECTION 14, such Award shall be "accelerated").

         (b) In the event of either a Change in Control, or a Potential Change in Control, unless otherwise expressly provided by the Committee prior to such event, (i) all Awards, shall become fully exercisable, nonforfeitable, or the Restricted Period shall terminate, as the case may be (hereafter, in this SECTION 14, such Award shall be "accelerated") and (ii) the value of all outstanding Non-qualified Stock Options, Restricted Stock, and Outside Director Options shall be cashed out on the basis of the Change in Control Price, effective as the date of the Change in Control, or on such other date as the Committee may determine prior to the Change in Control.

         (c) Notwithstanding any provisions hereof to the contrary, if an Award is accelerated under SUBSECTION 14(a) or (b), the portion of the Award which is accelerated is limited to that portion which can be accelerated without causing the Holder to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Holder's "parachute payments" determined under Section 280G of the Code, all as reasonably determined by the Committee.

15.      ADJUSTMENT OF AVAILABLE SHARES.

         (a) If at any time while the Plan is in effect or Awards with respect to Available Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                     (i) appropriate adjustment shall be made in the maximum number of Available Shares which may be granted under SECTION 3, and in the Available Shares which are then subject to each Award, so that the same proportion of the Parent's issued and outstanding Common Stock shall continue to be subject to grant under SECTION 3, and to such Award, and

                     (ii) in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Shares, an appropriate adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Share, so that (i) the aggregate consideration to acquire all of the Shares subject to the Award remains the same and, (ii) so far as possible (and without disqualifying an Incentive Stock Option) as reasonably determined by the Committee in its sole discretion, the relative cost of acquiring each Share subject to such Award remains the same.

         (b) The Committee may change the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Available Shares subject to the Options, or both, when, in the Committee's judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation ss. 1.425-1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new option is substituted therefore, the Committee may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Shares subject to option immediately after the substitution or assumption, over the aggregate option price of such Shares, is not more than the excess of the aggregate Fair Market Value of all Available Shares subject to the Option immediately before such substitution or assumption over the aggregate Option Price of such Available Shares, and (ii) the new option, or the assumption of the old Incentive Stock Option does not give the Optionee additional benefits which he did not have under the old Incentive Stock Option.

         (c) Except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale to an unrelated party or for Fair Market Value, or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Available Shares subject to Awards granted under the Plan.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Available Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent's capital structure or its business; (2) any merger or consolidation of the Parent; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Available Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Parent;
(5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

16. TRANSFERABILITY OF AWARDS. Each Award shall provide that such Award shall not be transferable by the Holder otherwise than by will or the laws of descent and distribution, or, if so provided in the Award and approved in writing by the Committee (in its sole discretion), (a) that such Award is transferable, in whole or in part, without payment of consideration, to members of the Holder's Immediate Family, to trusts for such Immediate Family members, or to partnerships whose only partners are such Immediate Family members, or (b) to a person or other entity for which the Holder is entitled to a deduction for a "charitable contribution" under Section 170(a)(i) of the Code (provided, in each such case that no further transfer by any such permitted transferee(s) shall be permitted).

17. ISSUANCE OF SHARES. No Holder or other person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Award unless and until certificates representing such Common Stock shall have been issued and delivered to such Holder or other person. As a condition of any issuance of Common Stock, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                     (i) a representation, warranty or agreement by the Holder to the Parent, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                     (ii) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         Share certificates issued to the Holder receiving such Shares who are parties to any shareholders agreement or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to an Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with applicable Federal or state securities laws.

18.      ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by the Committee and, except for the powers reserved to the Board in SECTION 21 hereof, the Committee shall have all of the administrative powers under Plan. If a Committee is not appointed by the Board at the time of reference, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. Notwithstanding the forgoing, no member of the Committee may be present at discussions concerning, or vote on, matters which materially affect his Award. Notwithstanding any provision of the Plan to the contrary, the Board, exclusive of the non- employee Directors, shall act exclusively as the Committee with respect to all matters relating to the granting of, and administration of the Plan with respect to, Awards to non-employee Directors.

         (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be ministerial duties to an officer of the Parent. The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee shall, in all cases, be in its sole discretion, and shall be final and conclusive.

         (c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least 3 days prior notice and a general explanation of the subject matter given to each member, or (ii) without a meeting, by the written approval of all members of the Committee.

         (d) No member of the Committee shall be liable for any action taken or omitted to be taken by him or by any other member of the Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such member's gross negligence, fraud or bad faith. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

         (e) In particular, and without limitation, the Committee shall have the authority, consistent with the terms of the Plan:

                  (i) to select the officers, key employees of and consultants to the Company to whom Awards may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Awards are to be granted hereunder to one or more eligible persons;

                  (iii) to determine the number of Shares to be covered by each such Award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the Agreed Value and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by the Plan;

                  (v) to determine whether and under what circumstances an Option may be settled in cash or Restricted Shares instead of Shares;

                  (vi) to determine whether, to what extent, and under what circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or cash awards made outside of the Plan;

                  (vii) to determine whether and to what extent, and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Holder (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                  (viii) to determine whether to require payment of tax withholding requirements in Shares and to impose any holding period required to satisfy Section 16 under the Exchange Act.

         (f) The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; provided, however, that to the extent that this Plan otherwise requires the approval of the Board or the shareholders of the Parent, all decisions of the Committee shall be subject to such Board or shareholder approval. Subject to the foregoing, and without limitation, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Holders.

19. TAX WITHHOLDING. On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash or in Shares (including, but not limited to, the reservation to the Company of the requisite number of Available Shares otherwise payable to such Holder with respect to such Award) the amount which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes, if applicable; provided, further, that the Committee may require that such payment be made in cash.

20.      INTERPRETATION.

         (a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         (b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

         (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         (e) The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Holder, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

         (f) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

21. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that [except to the extent provided in SECTION 9(b) AND 15 hereof] if there are Incentive Stock Options outstanding on the date of amendment, no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Available Shares with respect to which Incentive Stock Options may be granted, or change the class of Eligible Persons to which Incentive Stock Options may be granted, (b) permit the granting of Incentive Stock Options which expire beyond the maximum 10-year period described in SUBSECTION 9(a)(iv) or beyond the period described in SUBSECTION 9(a)(v), or (c) extend the termination date of the Plan as set forth in SECTION 23 with respect the granting of Incentive Stock Options; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

22. SECTION 83(b) ELECTION. If as a result of receiving an Award, a Holder receives Restricted Shares subject to a "substantial risk of forfeiture", then such Holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Restricted Shares are transferred to him, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and
(iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.

23. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date.


                                       PROBEX CORP.


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